SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                         November 5, 1999


                 HOME PROPERTIES OF NEW YORK, INC.
      (Exact name of Registrant as specified in its Charter)


MARYLAND                      1-13136                  16-1455126
(State or other jurisdiction  (Commission file number) (I.R.S.
of incorporation or organization                       Employer
                                                  Identification
                                                    Number)


                        850 CLINTON SQUARE
                     ROCHESTER, NEW YORK 14604
             (Address of principal executive offices)


Registrant's telephone number, including area code: (716) 546-4900







                          Not applicable
   (Former name or former address, if changed since last report)








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                 HOME PROPERTIES OF NEW YORK, INC.

                          CURRENT REPORT
                            ON FORM 8-K


Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      Home Properties of New York, L.P. (the "Operating Partnership), a New York limited partnership recently purchased six multifamily residential properties in one transaction. Collectively and together with the acquisitions described in Item 5 of this Current Report on Form 8-K, these acquisitions are deemed "significant acquisitions" pursuant to the regulations of the Securities and Exchange Commission governing the report of transactions under the Current Report on Form 8-K.

      Home Properties of New York, Inc. (the "Company") is the sole general partner and current holder, directly and indirectly through Home Properties Trust in which the Company holds 100% of the beneficial interests, of approximately sixty percent of the limited partnership interests in the Operating Partnership.

     On March 15, 2000, the Operating Partnership acquired six multifamily apartment communities, with a total of 2,113 units and two parcels of vacant land, located in the suburbs of Philadelphia, Pennsylvania from Gateside-Bryn Mawr Company, L.P., Willgold Company, Gateside-Trexler Company, Gateside-Five Points Company, Strafford Arms, Gateside-Queensgate Company, Gateside Malvern Company, King Road Associates and Cottonwood Associates. The purchase price of approximately $135.9 million was paid by the issuance of operating partnership units in the Operating Partnership having an agreed upon value of approximately $32.8 million, the assumption of approximately $73.1 million of debt and $30.0 million in cash. The assumed mortgages carry a weighted average interest rate of 7.7% with an average weighted maturity of 4.2 years. The cash portion of the transaction was funded through a short-term credit facility bearing interest at 125 basis points over the 30-day LIBOR rate. This loan is expected to be refinanced shortly with a long-term mortgage facility. The communities have an average age of approximately 33 years and achieved 97.1% economic occupancy in 1999.

      None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliates of any such director or officer. The properties were all previously operated as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities. The vacant land may be developed as multifamily apartment communities in the future.

      The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 5.  OTHER EVENTS.

     In three other unrelated transactions, the Operating Partnership acquired four multifamily residential properties.

THE LAKES. On November 5, 1999, the Operating Partnership acquired The Lakes Apartments, a 434 unit multifamily apartment community located in suburban Detroit, Michigan. The purchase price of $25.65 million, was paid in cash funded under the Operating Partnership's line of credit, which bears interest at 125 basis points over the 30-day LIBOR rate. The Lakes was constructed in 1986 and its physical occupancy at the time of acquisition was approximately 94.7%.

OLD FRIENDS. On February 1, 2000, the Operating Partnership acquired all of the equity interests in the entity that owned Old Friends Apartments, a 51-unit community located in Baltimore, Maryland for a net purchase price of $2.05 million. The acquisition was funded by the assumption of approximately $2.4 million of debt, the issuance of operating partnership units in the Operating Partnership having an agreed upon value of approximately $36,000 and the contribution of $400,000 in cash by the prior owner. The assumed debt bears interest at 6.73% and matures on August 1, 2009. Old Friends was built in the late 1880's and recently underwent a significant renovation. The community achieved 96.1% economic occupancy in 1999.

DETROIT COMMUNITIES. On March 22, 2000, the Operating Partnership acquired all of the equity interest in two entities that owned two multifamily apartment communities with a total of 360 units located in the suburbs of Detroit, Michigan. The purchase price of $14.25 million was funded by the assumption of $7.5 million of debt, the issuance of operating partnership units in the Operating Partnership having a agreed upon value of $5.9 million, with the balance paid in cash from available funds. The assumed debt carries an average weighted interest rate of 7.88%, with an average weighted maturity of 17.8 years. One of the communities, containing 144 units was constructed in 1974 and achieved 95.8% economic occupancy in 1999. The other community, containing 216 units, was constructed in 1969 and achieved 97.4% economic occupancy in 1999.

     None of the above sellers were affiliated with the Operating Partnership, the Company, any directors or officers of the Company or any affiliated of any such directors or officers. The properties were all previously operating as multifamily apartment properties, and it is the intent of the Company and the Operating Partnership to continue to operate them as multifamily apartment communities.

     The purchase prices were negotiated with the sellers and based on an internal analysis by the Company of the historical cash flows and fair market values of the properties.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          a.  Financial Statements of the Businesses Acquired:

          Financial statements for the properties  acquired  and  noted  in
          Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          b.  Pro Forma Financial Information:

          Pro forma financial statements of the Company reflecting the properties acquired and noted in Item 2 are not available at this time and will be filed by amendment as soon as practicable, but not later than 60 days from the date this Form 8-K must be filed.

          c.  Exhibits:

          Exhibit 2.1 - Contribution Agreement among Home Properties of New York, L.P., Gateside-Bryn Mawr Company, L.P., Willgold Company, Gateside-Trexler Company, Gateside-Five Points Company, Strafford Arms, Gateside-Queensgate Company, Gateside Malvern Company, King Road Associates and Cottonwood Associates.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      HOME PROPERTIES OF NEW YORK, INC.
                                 (Registrant)

                    Date:   April 4, 2000

                    By:      /s/ David P. Gardner
                         David P. Gardner
                         Vice President
                         Chief Financial Officer and
                         Treasurer

                    Date:      April 4, 2000

                    By:  /s/ Norman Leenhouts
                         Norman Leenhouts
                         Chairman of the Board of Directors
                         Co-Chief Executive Officer and Director






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                 HOME PROPERTIES OF NEW YORK, INC.

                           EXHIBIT INDEX






EXHIBIT 2.1

Contribution Agreement among Home Properties Filed herewith of New York, L.P., Gateside-Bryn Mawr
Company, L.P., Willgold Company,
Gateside-Trexler Company, Gateside-Five Points Company,
Strafford Arms, Gateside-Queensgate Company,
Gateside Malvern Company, King Road Associates and Cottonwood Associates